EXHIBIT 10.1(C)

AMENDMENT NO. 7
TO THE
CENTURYLINK RETIREMENT PLAN
PREVIOUSLY CENTURYTEL RETIREMENT PLAN

WHEREAS, the CenturyTel Retirement Plan (“Plan”) was amended and restated by CenturyTel, Inc. (the “Company”) effective December 31, 2006;

WHEREAS, on May 20, 2010, CenturyTel, Inc. changed its name to CenturyLink, Inc., and the Plan name should also be changed;

WHEREAS, the Company desires to amend the Plan to revise certain of the Plan’s provisions.

NOW, THEREFORE, except as otherwise indicated below, the Plan is amended effective as of the dates set forth below, as follows:

I.

Effective May 20, 2010, “CenturyTel” is deleted each place it appears in the Plan and “CenturyLink” is substituted in its place.

II.

Effective September 1, 2010, Section 2.33 is amended to read as follows:

2.33           Normal Retirement Age means age 65 or, in the case of a Disabled Participant, the first day of the month in which the Participant will become 65.

III.

Effective September 1, 2010, in Section 2.2 of the Plan, the following is added to the first paragraph which begins with the word "Notwithstanding":

Effective September 1, 2010, the following provisions of this paragraph shall apply unless a collective bargaining agreement provides otherwise for certain Represented Employees.  Mortality shall be the mortality table described in Revenue Ruling 2007-67 and effective January 1, 2009, as prescribed by the Internal Revenue Service Notice 2008-85 or any other table prescribed thereafter by the Secretary as the applicable mortality table under Section 417(e)(3) of the Code (“Applicable Mortality”).  Applicable Interest means the annual rate of interest described in Code Section 417(e)(3)(C) (or such other interest rate promulgated by the Commissioner of Internal Revenue in accordance with the Pension Protection Act of 2006) for the August preceding the Plan Year that contains the Annuity Starting Date. The Applicable Interest Rate as defined in Code Sections 417(e)(3)(C) and (D) for the month immediately preceding the applicable Plan Year shall be the adjusted first, second and third segment rates applied under the rules of Code Section 430(h)(2)(C) for the month before the lump sum distribution is paid by the Plan or such other time as may be prescribed in the Income Tax Regulations to Code Section 417(e). For this purpose, the first, second and third segment rates are the first, second and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

i.	Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in (ii) below for the average yield for the 24-month period described in Code Section 430(h)(2)(D);

ii.	Code Section 430(h)(2)(G)(i)(II) is applied by substituting “Code Section 417(e)(3)(A)(ii)(II)” for “Code Section 412(b)(5)(B)(ii)(II)”; and

iii.	the applicable percentage under Code Section 430(h)(2)(G) is treated as 20 percent in 2008, 40 percent in 2009, 60 percent in 2010 and 80 percent in 2011.

As required by Treasury Regs. §1.417(e)-1(d)(10)(ii), any distribution for which the Annuity Starting Date occurs in the 1-year period commencing September 1, 2010 (or, if later, the 1-year period commencing on the date a collective bargaining agreement ceases to provide otherwise than is stated in this paragraph) shall be determined using the interest rate provided under the Plan determined at either the date for determining the interest rate before this amendment or the date for determining the interest rate after this amendment, whichever results in the larger distribution.

IV.

Effective January 1, 2010, Section 2.14, flush language at the beginning, and 2.14(a) are amended to read as follows:

2.14           Compensation means the sum of (a) and (b), as adjusted under (c), (d), and (e) and after applying the provisions of (f) as determined on the basis of the amounts paid to or for the benefit of a Participant with respect to a calendar month while actively employed, including amounts paid with respect to a Participant's employment after the end of the calendar month that includes the Participant's last day worked:

(a)	All nondeferred compensation reportable on Form W-2 except the following:

(1)	overtime or premium pay.

(2)	Imputed income from expense reimbursements or fringe benefits.

(3)	Prizes and awards (such as employee recognition awards and safety awards).

(4)	Payment for termination of employment (such as retirement bonuses, disability benefits and severance pay).

(5)	Long-term incentive compensation (such as stock options, restricted stock and stock appreciation rights).

(6)	In addition to the bonuses referred to in paragraph (4) above, annual short-term incentives that are actually paid after the calendar month in which the Participant ceases to be actively employed.

V.

Effective January 1, 2010, Section 5.1 is amended to read as follows:

5.1           Normal Retirement.  An Employee who attains Normal Retirement Age shall have the right to retire with a fully vested and nonforfeitable basic benefit computed in accordance with Section 6.1, subject to the limitations contained in Section 5.7.
VI.

Effective September 1, 2010, Section 5.4 is amended as follows:

5.4           Disability Retirement.  An Employee shall be entitled to a disability retirement benefit if he becomes Disabled.  An Employee’s disability retirement benefit will be computed in accordance with Section 6.4.
VII.

Effective January 1, 2010, new Section 6.10, Overpayments, is added to read as follows:

6.10           Overpayments.  Whenever payments are made to a Participant or Beneficiary in excess of the amount necessary to satisfy the provisions of the Plan, the Plan has the right to recover these payments from the Participant or any individual to whom the excess payments were made or to reduce or withhold future payments, if necessary, until the overpayment is recovered.

VIII.

Effective September 1, 2010, Section 7.1 is amended to read as follows:

7.1           Commencement of Benefits.  Subject to the provisions of Sections 7.9 and 7.10, benefits to a Participant (or Spouse under Sections 5.5 and 6.5) shall commence as of the following dates:

(a)           For normal retirement benefits under Section 5.1 and 6.1, as of the first day of the month in which the Participant’s Normal Retirement Date occurs, unless the Participant elects deferred retirement.

(b)           For early retirement benefits under Section 5.2 and 6.2, the Participant may elect to commence benefits as of the first day of any month coincident with or following Early Retirement Date.

(c)           For deferred retirement benefits under Sections 5.3 and 6.3, benefits shall commence as of the first day of the month coincident with or next following the date on which the Participant actually terminates and elects to commence receiving benefits.

(d)           For disability benefits under Sections 5.4 and 6.4, benefits shall commence as of the Participant’s Normal Retirement Age, provided that, if otherwise eligible for early retirement, the Participant may elect for benefits to commence on or after the Participant’s meeting the requirements for early retirement pursuant to Section 7.11.  If the Participant notifies the Committee in writing that disability benefits under this Plan would reduce any other disability benefit, the Committee shall defer payment until the other benefit stops.

(e)           For benefits of a Spouse under Section 5.5 and 6.5, benefits under Section 6.5(a) shall commence as of the first day of the month coincident with or next following the date of death of the Participant, benefits under Section 6.5(b) shall commence on the first day of the month coincident with or next following the date on which the Participant would have attained age fifty-five (55), and benefits for a Spouse under Section 6.5(d) shall be paid as soon as administratively feasible following the date of death of the Participant.

(f)           For benefits of a terminated vested Participant under Sections 5.6 and 6.6, benefits shall normally commence as of the first day of the month after the Participant reaches Normal Retirement Age, provided that a Participant may elect to commence receiving benefits as of the first day of any month coincident with or next following the date the Participant attains age fifty-five (55).  In such event, benefits shall be reduced as provided in Section 6.6(b).
IX.

Effective September 1, 2010, GATT Assumptions, contained in Paragraph 5 of the Salaried Plan portion of the Plan in Schedule 6.1(f)-2 is amended to add the following as a new paragraph:

GATT Assumptions, Effective September 1, 2010, the following provisions of this paragraph shall apply unless a collective bargaining agreement provides otherwise for certain Represented Employees.  Mortality shall be the mortality table described in Revenue Ruling 2007-67 and effective January 1, 2009, as prescribed by the Internal Revenue Service Notice 2008-85 or any other table prescribed thereafter by the Secretary as the applicable mortality table under Section 417(e)(3) of the Code (“Applicable Mortality”).  Applicable Interest means the annual rate of interest described in Code Section 417(e)(3)(C) (or such other interest rate promulgated by the Commissioner of Internal Revenue in accordance with the Pension Protection Act of 2006) for the August preceding the Plan Year that contains the Annuity Starting Date. The Applicable Interest Rate as defined in Code Sections 417(e)(3)(C) and (D) for the month immediately preceding the applicable Plan Year shall be the adjusted first, second and third segment rates applied under the rules of Code Section 430(h)(2)(C) for the month before the lump sum distribution is paid by the Plan or such other time as may be prescribed in the Income Tax Regulations to Code Section 417(e). For this purpose, the first, second and third segment rates are the first, second and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

i.	Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in (ii) below for the average yield for the 24-month period described in Code Section 430(h)(2)(D);

ii.	Code Section 430(h)(2)(G)(i)(II) is applied by substituting “Code Section 417(e)(3)(A)(ii)(II)” for “Code Section 412(b)(5)(B)(ii)(II)”; and

iii.	the applicable percentage under Code Section 430(h)(2)(G) is treated as 20 percent in 2008, 40 percent in 2009, 60 percent in 2010 and 80 percent in 2011.

As required by Treasury Regs. §1.417(e)-1(d)(10)(ii), any distribution for which the Annuity Starting Date occurs in the 1-year period commencing September 1, 2010 (or, if later, the 1-year period commencing on the date a collective bargaining agreement ceases to provide otherwise than is stated in this paragraph) shall be determined using the interest rate provided under the Plan determined at either the date for determining the interest rate before this amendment or the date for determining the interest rate after this amendment, whichever results in the larger distribution.

X.

Effective September 1, 2010, Sections 5.1, 5.2(d), 5.4 and 5.6(c), contained in Paragraph 17 of the Salaried Plan portion of the Plan in Schedule 6.1(f)-2, is amended to read as follows:

5.1           Normal Retirement. An Employee who attains Normal Retirement Age shall have the right to retire with a fully vested and nonforfeitable basic benefit computed in accordance with Sections 6.1 of the Salaried Plan and the Minimum Benefit provisions at Paragraph 19 of the Salaried Plan, subject to the limitations contained in Section 5.7 of the Plan, commencing as of the first day of the month in which the Participant's Normal Retirement Date occurs.

5.2           (d)  However, the Employee may elect, in accordance with Section 7.11 of the Plan, to have his benefit commence as of the first day of any month coincident with or following his Early Retirement Date and preceding his Normal Retirement Date.

5.4           Disability Retirement. An Employee with fifteen (15) or more years of Credited Service shall be entitled to a disability retirement benefit if he becomes Disabled and is receiving disability benefits under the Social Security Act. An Employee's disability retirement benefit will be computed in accordance with Section 6.4 of the Salaried Plan.

5.6           (c)  The normal commencement date of a termination benefit shall be the first day of the month in which the former Employee's Normal Retirement Date occurs.  However, if a former Employee has fifteen (15) or more years of Credited Service, he may elect, in accordance with Section 7.11 of the Plan, to have his termination benefit commence prior to his Normal Retirement Date on the first day of any month coincident with or following the date on which his combined years of age and years of Credited Service equal seventy-six (76) years.  Also, if a former Employee has ten (10) or more years of Credited Service, he may elect, in accordance with Section 7.11 of the Plan, to have his termination benefit commence prior to his Normal Retirement Date on the first day of any month coincident with or following the date on which he attains age fifty-five (55).  The termination benefit of any former Employee whose benefit commences prior to his Normal Retirement Date shall be reduced by multiplying such amount by the appropriate factor contained in the table at Schedule 5.6(c) of the Salaried Plan.

XI.

Effective September 1, 2010, the last paragraph of Section 6.2, contained in Paragraph 18 of the Salaried Plan portion of the Plan in Schedule 6.1(f)-2, is amended to read as follows:

In the case of a fractional part of a year, the above percentages shall be adjusted at the rate of one-fourth (1/4) of one (1) percent (0.25%) for each full month by which the date of commencement of the Employee's benefit follows the last day of the month after the attainment of age forty-nine (49) through age fifty-four (54); provided, however, that the date of commencement of the Employee's benefit for purposes of this calculation shall be deemed to occur not earlier than the first day of the month following the Employee's forty-ninth (49th) birthday.

XII.

Effective September 1, 2010, Section 6.5, contained in Paragraph 20 of the Salaried Plan portion of the Plan in Schedule 6.1(f)-2, is amended to read as follows:

6.5           Spouse's Benefit.

(a)           The annual benefit payable to a Spouse who qualifies for a Spouse's benefit under Section 5.5 of the Salaried Plan shall be the annual amount payable to the Spouse as Beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity with respect to the Participant, computed as if the Participant had:

(1)           terminated employment with the Employer on the date of his death (or, if earlier, on the date of his actual termination of employment with the Employer),

(2)           elected the first day of the month in which his Normal Retirement Date occurs (or, if later, the first day of the month coincident with or next following the month in which the date of his death occurs) as the commencement date for his benefits, and

(3)           died on the commencement date of his benefits.

Except as provided in subsections (b) and (c) below, the normal commencement date of a Spouse's benefit shall be the later of the deceased Participant's Normal Retirement Date or the first day of the month coincident or next following the date of his death.

(b)           In the case of a Participant who dies before his Normal Retirement Date while in the service of the Employer and after having satisfied, while in service of the Employer, the criteria for an early distribution set forth in Section 5.6(c) of the Salaried Plan, the Spouse may elect, in accordance with Section 7.11 of the Plan, that the commencement date of the Spouse’s benefit shall be the first day of any month before the Participant’s Normal Retirement Date and after the month of the Participant’s death.  The annual amount of a Spouse’s benefit that commences before the Participant’s Normal Retirement Date in accordance with this subsection (b) shall not be reduced on account of such early commencement.

(c)           In the case of a Participant who dies before his Normal Retirement Date after terminating from service with the Employer, the Spouse may elect, in accordance with Section 7.11 of the Plan, that the commencement date of the Spouse's benefit shall be the first day of any month before the Participant's Normal Retirement Date and after the month of the Participant's death, provided that (i) the Participant had satisfied, while in service of the Employer, the criteria for an early distribution set forth in Section 5.6(c) of the Salaried Plan or (ii) the Participant had at least 10 Years of Credited Service at termination and was age 55 or older at his date of death, or the Participant had at least 15 Years of Credited Service at termination and his combined Years of Credited Service and age at his date of death was at least 76. The annual amount of a Spouse's benefit that commences before the Participant's Normal Retirement Date in accordance with this subsection (c) shall equal the annual amount payable to the Spouse as Beneficiary under the survivor annuity portion of the Qualified Joint and Survivor Annuity that would have been payable with respect to the Participant computed as if the Participant had:

(1)           terminated employment with the Employer on the date of his death (or, if earlier, on the date of his actual termination of employment with the Employer),

(2)           elected as the commencement date of his benefits the date elected by the Spouse in accordance with this subsection (c), and

(3)           died on the commencement date of his benefits.

XIII.

Effective September 1, 2010, GATT Assumptions, contained in paragraph 5 of the Hourly Plan portion of the Plan in Schedule 6.1(f)-3, is amended to read as follows:

GATT Assumptions, Effective September 1, 2010, the following provisions of this paragraph shall apply unless a collective bargaining agreement provides otherwise for certain Represented Employees.  Mortality shall be the mortality table described in Revenue Ruling 2007-67 and effective January 1, 2009, as prescribed by the Internal Revenue Service Notice 2008-85 or any other table prescribed thereafter by the Secretary as the applicable mortality table under Section 417(e)(3) of the Code (“Applicable Mortality”).  Applicable Interest means the annual rate of interest described in Code Section 417(e)(3)(C) (or such other interest rate promulgated by the Commissioner of Internal Revenue in accordance with the Pension Protection Act of 2006) for the August preceding the Plan Year that contains the Annuity Starting Date. The Applicable Interest Rate as defined in Code Sections 417(e)(3)(C) and (D) for the month immediately preceding the applicable Plan Year shall be the adjusted first, second and third segment rates applied under the rules of Code Section 430(h)(2)(C) for the month before the lump sum distribution is paid by the Plan or such other time as may be prescribed in the Income Tax Regulations to Code Section 417(e). For this purpose, the first, second and third segment rates are the first, second and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

i.	Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in (ii) below for the average yield for the 24-month period described in Code Section 430(h)(2)(D);

ii.	Code Section 430(h)(2)(G)(i)(II) is applied by substituting “Code Section 417(e)(3)(A)(ii)(II)” for “Code Section 412(b)(5)(B)(ii)(II)”; and

iii.	the applicable percentage under Code Section 430(h)(2)(G) is treated as 20 percent in 2008, 40 percent in 2009, 60 percent in 2010 and 80 percent in 2011.

As required by Treasury Regs. §1.417(e)-1(d)(10)(ii), any distribution for which the Annuity Starting Date occurs in the 1-year period commencing September 1, 2010 (or, if later, the 1-year period commencing on the date a collective bargaining agreement ceases to provide otherwise than is stated in this paragraph) shall be determined using the interest rate provided under the Plan determined at either the date for determining the interest rate before this amendment or the date for determining the interest rate after this amendment, whichever results in the larger distribution.

XIV.

Effective September 1, 2010, Sections 5.1, 5.2(d), 5.4 and 5.6(c) contained in Paragraph 20 of the Hourly Plan portion of the Plan in Schedule 6.1(f)-3, are amended to read as follows:

5.1           Normal Retirement. An Employee who attains Normal Retirement Age shall have the right to retire with a fully vested and nonforfeitable basic benefit computed in accordance with Section 6.1 of the Hourly Plan and the Minimum Benefit provisions at Paragraph 22 of the Hourly Plan, subject to the limitations contained in Section 5.7 of the Plan, commencing as of the first day of the month in which the Participant's Normal Retirement Date occurs.

5.2           Early Retirement

(d)           The normal commencement date of the benefit on Early Retirement hereunder shall be the Employee's Normal Retirement Date.  However, the Employee may elect, in accordance with Section 7.11 of the Plan, to have his benefit commence as of the first day of any month coincident with or following his Early Retirement Date and preceding his Normal Retirement Date. The benefit of any Employee whose commencement date occurs prior to attaining age fifty-five (55) shall be reduced pursuant to the schedule set forth in Section 6.2 of the Hourly Plan.

5.4           Disability Retirement. An Employee with fifteen (15) or more years of Credited Service shall be entitled to a disability retirement benefit if he becomes Disabled. An Employee's disability retirement benefit will be computed in accordance with Section 6.4 of the Hourly Plan.

5.6           Benefits on Termination of Employment.

(c)           The normal commencement date of a termination benefit shall be the first day of the month in which the former Employee's Normal Retirement Date occurs.  However, if a former Employee has fifteen (15) or more years of Credited Service, he may elect, in accordance with Section 7.11 of the Plan, to have his termination benefit commence prior to his Normal Retirement Date on the first day of any month coincident with or following the date on which his combined years of age and years of Credited Service equal seventy-six (76) years.  Also, if a former Employee has ten (10) or more years of Credited Service, he may elect, in accordance with Section 7.11 of the Plan, to have his termination benefit commence prior to his Normal Retirement Date on the first day of any month coincident with or following the date on which he attains age fifty-five (55).  The termination benefit of any former Employee whose benefit commences prior to his Normal Retirement Date shall be reduced by multiplying such amount by the appropriate factor contained in the table at Schedule 5.6(c) of the Hourly Plan.

XV.

Effective January 1, 2010, the following paragraph is added to the end of Section 5.5 contained in Paragraph 20 of the Hourly Plan portion of the Plan in Schedule 6.1(f)-3:

A spousal or non-spousal benefit under this Section 5.5 shall be paid in the form provided under Section 6.5 of the Hourly Plan or, if required pursuant to the terms of a collective bargaining agreement, the form required by such agreement.  For example, spousal and non-spousal beneficiaries of Participants covered by the Memorandum of Agreement between CenturyTel of Central Wisconsin, LLC, Telephone USA of Wisconsin, LLC and Communication Workers of America dated May 1, 2008, shall be entitled to receive their pre-retirement death benefits in a single lump sum.

XVI.

Effective September 1, 2010, the last paragraph of Section 6.2, contained in Paragraph 21 of the Hourly Plan portion of the Plan in Schedule 6.1(f)-3, is amended to read as follows:

An Employee whose years of Credited Service total thirty (30) or more years shall be entitled to an unreduced benefit. In the case of a fractional part of a year, the above percentages shall be adjusted at the rate of one-fourth (1/4) of one (1) percent (0.25%) for each full month by which the date of commencement of the Employee's benefit follows the last day of the month after the attainment of age forty-nine (49) through age fifty-four (54); provided, however, that the date of commencement of the Employee's benefit for purposes of this calculation shall be deemed to occur not earlier than the first day of the month following the Employee's forty-ninth (49th) birthday.

XVII.

Effective September 1, 2010, in Section 2.2, contained in Paragraph 1 of the Ohio Plan portion of the Plan in Schedule 6.1(f)-4, the following is added to the paragraph which begins with the word "Notwithstanding":

Effective September 1, 2010, the following provisions of this paragraph shall apply unless a collective bargaining agreement provides otherwise for certain Represented Employees.  Mortality shall be the mortality table described in Revenue Ruling 2007-67 and effective January 1, 2009, as prescribed by the Internal Revenue Service Notice 2008-85 or any other table prescribed thereafter by the Secretary as the applicable mortality table under Section 417(e)(3) of the Code (“Applicable Mortality”).  Applicable Interest means the annual rate of interest described in Code Section 417(e)(3)(C) (or such other interest rate promulgated by the Commissioner of Internal Revenue in accordance with the Pension Protection Act of 2006) for the August preceding the Plan Year that contains the Annuity Starting Date. The Applicable Interest Rate as defined in Code Sections 417(e)(3)(C) and (D) for the month immediately preceding the applicable Plan Year shall be the adjusted first, second and third segment rates applied under the rules of Code Section 430(h)(2)(C) for the month before the lump sum distribution is paid by the Plan or such other time as may be prescribed in the Income Tax Regulations to Code Section 417(e). For this purpose, the first, second and third segment rates are the first, second and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

i.	Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in (ii) below for the average yield for the 24-month period described in Code Section 430(h)(2)(D);

ii.	Code Section 430(h)(2)(G)(i)(II) is applied by substituting “Code Section 417(e)(3)(A)(ii)(II)” for “Code Section 412(b)(5)(B)(ii)(II)”; and

iii.	the applicable percentage under Code Section 430(h)(2)(G) is treated as 20 percent in 2008, 40 percent in 2009, 60 percent in 2010 and 80 percent in 2011.

As required by Treasury Regs. §1.417(e)-1(d)(10)(ii), any distribution for which the Annuity Starting Date occurs in the 1-year period commencing September 1, 2010 (or, if later, the 1-year period commencing on the date a collective bargaining agreement ceases to provide otherwise than is stated in this paragraph) shall be determined using the interest rate provided under the Plan determined at either the date for determining the interest rate before this amendment or the date for determining the interest rate after this amendment, whichever results in the larger distribution.

XVIII.

Effective September 1, 2010, Paragraph 4 of the Ohio Plan portion of the Plan in Schedule 6.1(f)-4, Elapsed Service, is amended to add subparagraph (f) at the end, as follows:

(f)           For purposed of determining Elapsed Service, periods of service shall be aggregated on the basis that 12 months of service are equal to 1 full year of service, and a Participant shall be credited with 1 full month of service for each 30 days of service included in a participant's period of service.

XIX.

Effective September 1, 2010, Section 5.1, contained in Paragraph 17 of the Ohio Plan portion of the Plan in Schedule 6.1(f)-4, is amended to read as follows:

5.1           Normal Retirement. An Employee who attains Normal Retirement Age shall have the right to retire with a fully vested and nonforfeitable basic benefit computed in accordance with Section 6.1 of the Ohio Plan, subject to the limitations contained in Section 5.7 of the Plan.

XX.

Effective January 1, 2010, Section 6.3, contained in Paragraph 22 of the Ohio Plan portion of the Plan in Schedule 6.1(f)-4, is deleted in its entirety.

XXI.

Effective September 1, 2010, Section 7.1, contained in Paragraph 25 of the Ohio Plan portion of the Plan in Schedule 6.1(f)-4, is amended to read as follows:

7.1           Commencement of Benefits.  Subject to the provisions of Sections 7.9 and 7.10 of the Plan, benefits to a Participant (or Spouse under Sections 5.5 of the Plan and 6.5 of the Ohio Plan) shall commence as of the following dates:

(a)           For normal retirement benefits under Section 5.1 and 6.1 of the Ohio Plan, as of the first day of the month in which the Participant's Normal Retirement Date occurs.

(b)           For early retirement benefits under Sections 5.2 of the Plan and 6.2 of the Ohio Plan, the Participant may elect to commence benefits as of the first day of any month coincident with or next following Early Retirement Date.

(c)           For disability benefits under Sections 5.4 and 6.4 of the Ohio Plan, benefits shall commence as of the first day of the month following the month in which the Participant otherwise eligible for disability benefits becomes Disabled, and shall continue solely during the period of Disability, provided, however, that no benefits shall be payable under the Ohio Plan by reason of such disability during any period in which the participant is not eligible for, and does not receive, disability benefits under the Social Security Act (except for the waiting period required under such Act) or while payments otherwise provided by the Employer, or an Affiliate (whether directly or under the LTD Plan), are being made on account of such disability.  The Committee may require that a Participant receiving disability benefits periodically, but not more often than once in any 12-month period, furnish medical evidence that such disability continues. In the event such Participant is no longer considered disabled, or ceases to be eligible for or does not continue to receive disability benefits under the Social Security Act, disability benefit payments under the Ohio Plan shall cease.  In addition, disability benefit payments under the Ohio Plan shall in any event cease as of such Participant's Normal Retirement Date, at which time the Participant shall be eligible to commence receiving his or her normal retirement benefit in accordance with Section 6.1 of the Ohio Plan pursuant to the distribution rules set forth in Article VII (and, except as may otherwise be required under Section 411 of the Code, without regard to the $150 monthly minimum prescribed by Section 6.4 to the Ohio Plan). In the event a participant dies while receiving disability benefits, such disability benefits shall cease. Any survivor benefits payable on account of such participant's death shall be payable solely at the time and in the manner prescribed by Section 7.1(e) below and shall be based upon such Participant's Pension Band(s) dollar amount(s) determined in accordance with Section 6.5(c) of the Ohio Plan, rather than Schedule 6.4 to the Ohio Plan (and, except as may otherwise be required under Section 411 of the Code, without regard to the $150 monthly minimum prescribed by Section 6.4 of the Ohio Plan).

(d)           (1)           For benefits of a Spouse under Sections 5.5 of the Plan and 6.5 of the Ohio Plan, benefits under Section 6.5(a) shall commence as of the first day of the month following the date of death of the Participant, and benefits under Section 6.5(b) shall commence as of the first day of the month coincident with or next following the later of the date of death of the Participant and the date on which the Participant would have attained age fifty-five (55).

(2)           In lieu of receiving benefit payments pursuant to (1) above, the surviving Spouse of a Participant shall be entitled to elect a single-sum payment equal to the Actuarial Equivalent of the survivor benefits payable under (1), payable as of the first day of any subsequent month, but no later than the Participant's Normal Retirement Date.

(e)           For benefits of a terminated vested Participant under Sections 5.6 and 6.6 of the Ohio Plan, benefits shall normally commence as of the Participant’s Normal Retirement Date, provided that a Participant may elect to commence receiving benefits as of the first day of any month coincident with or following the month the Participant attains age fifty-five (55).

(f)           Any supplemental benefits payable to a Participant or beneficiary pursuant to the Prior Plan Benefits and Supplemental Benefits provisions of Paragraphs 22 and 23 of the Ohio Plan shall be payable to such individual or beneficiary at the same time and in the same manner as the aggregate benefits to which they relate are paid.

IN WITNESS WHEREOF, the Company has executed this amendment on this 31st day of August, 2010.

CENTURYLINK, INC.

By: /s/ Stacey W. Goff
Name: Stacey W. Goff
Title: Executive Vice-President, General Counsel and Secretary